UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) September 28, 2006

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AB4 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-07 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated balance sheets of Financial Security Assurance Holding Ltd. and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holding Ltd. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2006 (Commission File No. 1-12644),  the unaudited consolidated financial statements of Financial Security Assurance Holding Ltd. and subsidiaries for the three-month period ended March 31, 2006 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holding Ltd. for the period ended March 31, 2006 (which was filed with the Commission on May 15, 2006) and for six-month period ended June 30, 2006 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holding Ltd.  for the period ended June 30, 2006 (which was filed with the Commission on August 14, 2006), and the Current Reports on Form 8-K filed with the Commission on September 1, 2006, as they relate to Financial Security Assurance Holding Ltd., are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of Pricewaterhouse Coopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.,

By: /s/ Susan Valenti______

Name: Susan Valenti

Title:   Director

By: /s/ Hyung Peak

Name:  Hyung Peak

Title:  Managing Director

Dated:  September 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of Pricewaterhouse Coopers LLP, Independent

Registered Public Accounting Firm of

Financial Security Assurance Inc.